UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

Clearfield, Inc.

(Exact name of registrant as specified in charter)

Minnesota	000-16106	41-1347235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 476-6866
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and Sections 6 through 8 are not applicable and therefore omitted.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 27, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 14,126,604 shares of the Company’s common stock outstanding and entitled to vote, 10,489,751 shares, or 74.25%, were present at the Annual Meeting.

Set forth below are the final voting results on each matter submitted to a vote of security holders at the Annual Meeting. Each proposal is described in detail in the Company’s Proxy Statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on January 16, 2025.

Proposal 1

To elect eight (8) directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Vote
Cheryl Beranek	8,929,600	119,825	3,646	1,436,680
Charles N. Hayssen	8,827,841	194,882	30,348	1,436,680
Donald R. Hayward	8,788,603	258,895	5,573	1,436,680
Walter L. Jones, Jr.	8,896,217	151,280	5,574	1,436,680
Catherine T. Kelly	8,909,985	106,920	36,166	1,436,680
Ronald G. Roth	8,693,328	327,635	32,108	1,436,680
Ademir Sarcevic	9,013,534	33,718	5,819	1,436,680
Carol A. Wirsbinski	8,883,302	158,670	11,099	1,436,680

Proposal 2

To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Vote
8,763,947	238,268	50,856	1,436,680

Proposal 3

To ratify and confirm the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2025.

For	Against	Abstain
10,456,105	22,577	11,069

As a result, all nominees identified in Proposal 1 were elected as directors. With respect to Proposal 2, the shareholders approved, on an advisory basis, the compensation paid to our named executive officers. With respect to Proposal 3, the shareholders ratified and confirmed the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Dated: March 3, 2025	By:	/s/ Daniel Herzog
Daniel Herzog, Chief Financial Officer